Conmed Healthcare Management, Inc. Announces Stock Buy-Back Plan

Board Approves up to $5,000,000

Hanover, Md. — (BUSINESS WIRE)—December 14, 2011 — Conmed Healthcare Management, Inc. (NYSE Amex: CONM - News), a leading full service provider of correctional facility healthcare services to county and municipal detention centers (“Conmed” or the “Company”), today announced that its Board of Directors has authorized the repurchase of up to $5,000,000 of the Company’s common stock.  All repurchases will be made from time to time in the open market or through privately negotiated transactions when opportunities to do so at favorable prices present themselves in compliance with all applicable laws and regulations including the Securities and Exchange Commission rules.  Purchases may be commenced, suspended, or discontinued at any time.

About Conmed
Conmed has provided correctional healthcare services since 1984, beginning in the State of Maryland, and currently serves county and municipal correctional facilities in eight states, including Arizona, Kansas, Maryland, New Jersey, Oregon, Tennessee, Virginia and Washington. For more information, visit us at www.conmedinc.com.

Forward Looking Statements
This press release may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements that are not historical facts including statements which may be identified by words such as "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," "projects," "potentially," or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management, and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.  These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control) including, without limitation: the Company's ability to increase revenue and to continue to obtain new contracts, contract renewals and extensions; inflation exceeding the Company’s projection of the inflation rate of cost of services under multi-year contracts; the ability to obtain bonds; decreases in occupancy levels or disturbances at detention centers; malpractice litigation; the ability to utilize third-party administrators for out-of-facility care; compliance with laws and government regulations, including those relating to healthcare; competition; investigation and auditing of our contracts by government agencies; termination of contracts due to lack of government appropriations; material adverse changes in economic and industry conditions in the healthcare market; negative publicity regarding the provision of correctional healthcare services; dependence on key personnel and the ability to hire skilled personnel; influences of certain stockholders; increases in healthcare costs; insurance; public company obligations; limited liability of directors and officers; the Company’s ability to meet the NYSE Amex continued listing standards; and stock price volatility. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2010. Investors and security holders are urged to read these documents free of charge on the SEC's web site at www.sec.gov. The Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

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Contact:
Conmed Healthcare Management, Inc.
Thomas W. Fry, 410-567-5529
Chief Financial Officer
tfry@conmed-inc.com

or
In-Site Communications, Inc.
Lisa Wilson, 212-452-2793
lwilson@insitecony.com

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